LEHMAN BROTHERS

Transaction

Date:	28 February, 2007

To:	U.S. Bank National Association, solely as Trustee of
Supplemental Interest Trust,
Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC2
c/o U.S. Bank National Association
1 Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance-SASCO 2007-BC2

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
Mandy Lee
Facsimile: 646-885-9551 (United States of America)
Telephone: 212-526-9257

Ref. Numbers:	Risk ID: 1439287L / Effort ID: N1240564 / Global Deal ID: 2889547

Subject:	Cap Transaction

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms of the interest rate transaction (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Trustee”) of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC2, a trust (the “Trust” or “Party B”) formed under the trust agreement, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as master servicer, U.S. Bank National Association, as trustee, and Office Tiger Global Real Estate Services Inc., as credit risk manager (“Trust Agreement”), which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of February 28, 2007, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Cap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this communication relates are as follows:
General Terms:

Trade Date:	21 February, 2007

Effective Date:	25 March, 2008

Termination Date:	25 February, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Notional Amount:	USD 2,572,000.00 - subject to adjustment in accordance with Appendix A attached hereto.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Amount Payer:	Party A

Cap Rate:	6.50%

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2008 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Risk ID: 1439287L / Effort ID: N1240564 / Global Deal ID: 2889547

Business Days:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office (as defined in the Trust Agreement) of Party B is located or (2) the States of New York, Minnesota or Colorado are closed.

Miscellaneous:

Calculation Agent:	Party A

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

Account for Payment to
Party A in USD:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Account for Payment to Party B in USD:	U.S. BANK, NATIONAL ASSOCIATION ABA # 091-000-022 ACCT.# 173-103-321-118 Trust Acct #111382101

Risk ID: 1439287L / Effort ID: N1240564 / Global Deal ID: 2889547

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.
U.S. Bank National Association, not in its
individual capacity, but solely as Trustee of
Supplemental Interest Trust, Structured
Asset Securities Corporation Mortgage
Pass-Through Certificates 2007-BC2

Anatoly Kozlov Lehman Brothers Special Financing Inc. /s/ Anatoly Kozlov	By: /s/ David Duclos Name: David Duclos Title: Vice President

Risk ID: 1439287L / Effort ID: N1240564 / Global Deal ID: 2889547

Appendix A

Calculation Period: From and including	Calculation Period: To but excluding	Notional Amount (USD)
3/25/2008	4/25/2008	2,572,000.00
4/25/2008	5/25/2008	5,281,000.00
5/25/2008	6/25/2008	8,116,000.00
6/25/2008	7/25/2008	11,114,000.00
7/25/2008	8/25/2008	14,137,000.00
8/25/2008	9/25/2008	17,265,000.00
9/25/2008	10/25/2008	20,404,000.00
10/25/2008	11/25/2008	23,590,000.00
11/25/2008	12/25/2008	26,775,000.00
12/25/2008	1/25/2009	29,908,000.00
1/25/2009	2/25/2009	32,997,000.00
2/25/2009	3/25/2009	60,115,000.00
3/25/2009	4/25/2009	71,909,000.00
4/25/2009	5/25/2009	81,590,000.00
5/25/2009	6/25/2009	87,681,000.00
6/25/2009	7/25/2009	91,345,000.00
7/25/2009	8/25/2009	93,228,000.00
8/25/2009	9/25/2009	93,800,000.00
9/25/2009	10/25/2009	93,448,000.00
10/25/2009	11/25/2009	92,339,000.00
11/25/2009	12/25/2009	90,686,000.00
12/25/2009	1/25/2010	89,005,000.00
1/25/2010	2/25/2010	87,296,000.00
2/25/2010	3/25/2010	85,593,000.00
3/25/2010	4/25/2010	86,416,000.00
4/25/2010	5/25/2010	84,857,000.00
5/25/2010	6/25/2010	83,287,000.00
6/25/2010	7/25/2010	81,748,000.00
7/25/2010	8/25/2010	80,149,000.00
8/25/2010	9/25/2010	78,617,000.00
9/25/2010	10/25/2010	77,060,000.00
10/25/2010	11/25/2010	75,521,000.00
11/25/2010	12/25/2010	73,996,000.00
12/25/2010	1/25/2011	72,438,000.00
1/25/2011	2/25/2011	70,932,000.00
2/25/2011	3/25/2011	69,431,000.00
3/25/2011	4/25/2011	67,975,000.00
4/25/2011	5/25/2011	66,476,000.00
5/25/2011	6/25/2011	65,018,000.00
6/25/2011	7/25/2011	63,598,000.00
7/25/2011	8/25/2011	62,170,000.00
8/25/2011	9/25/2011	60,776,000.00
9/25/2011	10/25/2011	59,412,000.00
10/25/2011	11/25/2011	58,034,000.00
11/25/2011	12/25/2011	56,726,000.00
12/25/2011	1/25/2012	55,400,000.00
1/25/2012	2/25/2012	54,096,000.00

Risk ID: 1439287L / Effort ID: N1240564 / Global Deal ID: 2889547